SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): November 30, 1996



                   PACIFIC AEROSPACE & ELECTRONICS, INC.

           (Exact name of registrant as specified in its charter)


    Washington                     0-26088                  91-1744587
    (State or other             (Commission               (IRS Employer
     jurisdiction of             File Number)              Identification No.)
     incorporation or
     organization)





                434 Olds Station Road, Wenatchee, WA         98801
                (Address of Principal Executive Office)    (Zip Code)


Registrant's telephone number,
including area code:                                 (509) 664-8000



                             PCT HOLDINGS, INC.

       (Former name or former address, if changed since last report)

Item 5. Other Events

     Effective as of November 30, 1996, PCT Holdings, Inc., a Nevada corporation ("PCTH"), merged into Pacific Aerospace & Electronics, Inc., a Washington corporation(the "Company"), in order to effect a change in PCTH's domicile from Nevada to Washington (the "Reincorporation Merger"), with the Company as the surviving entity. Prior to the Reincorporation Merger, the Company was a wholly-owned subsidiary of PCTH, organized for the purpose of reincorporating PCTH in Washington. Immediately prior to the Reincorporation Merger, the Company had no assets or liabilities.

     The Reincorporation Merger was approved by the shareholders of PCTH at the 1996 annual meeting of shareholders, for which proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended.

     Upon the effectiveness of the Reincorporation Merger, the directors and executive officers of PCTH became the directors and executive officers of the Company. The Company's business, mailing address, principal executive offices and telephone number are the same as those of PCTH.

     Upon the effectiveness of the Reincorporation Merger, each outstanding share of the $.001 par value common stock of PCTH was automatically converted into one share of the $.001 par value common stock of the Company (the "Common Stock"), and each of the warrants to purchase common stock of PCTH sold in PCTH's registered public offering in July 1996 was automatically converted into warrants to purchase the Common Stock (the "Warrants"). It will not be necessary for shareholders or warrantholders of the Company to exchange their existing certificates. The Common Stock sold in PCTH's registered public offering in July 1996 and the Warrants continue to be traded on the Nasdaq National Market System, after the Reincorporation Merger, under the symbols "PCTH" and "PCTHW", respectively.

Item 7.   Financial Statements and Exhibits

     A.   Financial Statements
          --------------------

          None required.

     B.   Exhibits
          --------

          The following are filed as exhibits to this Current Report:

          2.1 Agreement and Plan of Merger between PCT Holdings, Inc. and Pacific Aerospace & Electronics, Inc. dated
               November 25, 1996.

          3.4 Articles of Incorporation of Pacific Aerospace & Electronics, Inc., as filed on September 20, 1996, with the Secretary of State of the State of Washington.

          3.5 Articles of Merger of PCT Holdings, Inc. into Pacific Aerospace & Electronics, Inc. filed with the Nevada Secretary of State effective as of 11:59 p.m. PST on November 30, 1996.

          3.6  Articles of Merger of PCT Holdings, Inc. with and into
               Pacific Aerospace & Electronics, Inc. filed with the Washington Secretary of State effective as of 11:59 p.m. PST on November 30, 1996.

          3.7  Bylaws of Pacific Aerospace & Electronics, Inc.

          4.1  Form of specimen certificate for the Common Stock.

          4.2  Form of specimen certificate for the Warrants.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PACIFIC AEROSPACE & ELECTRONICS, INC.
                                    (Successor Issuer to  PCT Holdings, Inc.)


                                     By: /s/ DONALD A. WRIGHT
                                         ----------------------------
                                         Donald A. Wright
                                         President and Chief Executive Officer
                                         (Principal Executive Officer)

Dated:  December 12, 1996

                               EXHIBIT INDEX


Exhibit
Number    Description

2.1 Agreement and Plan of Merger between PCT Holdings, Inc. and Pacific Aerospace & Electronics, Inc. dated November 25, 1996.

3.4 Articles of Incorporation of Pacific Aerospace & Electronics, Inc., as filed on September 20, 1996, with the Secretary of State of the State of Washington.

3.5 Articles of Merger of PCT Holdings, Inc. into Pacific Aerospace & Electronics, Inc. filed with the Nevada Secretary of State effective as of 11:59 p.m. PST on November 30, 1996.

3.6 Articles of Merger of PCT Holdings, Inc. with and into Pacific Aerospace & Electronics, Inc. filed with the Washington Secretary of State effective as of 11:59 p.m. PST on November 30, 1996.

3.7       Bylaws of Pacific Aerospace & Electronics, Inc.

4.1       Form of specimen certificate for the Common Stock.

4.2       Form of specimen certificate for the Warrants.